Exhibit 10.1

Purchase Order

BLUENTECH. Co., Ltd.,

TEL. 02-6052-6833 FAX. 02-6052-6834	January 30, 2009

Orderer	Taxpayer Identification Number	107-87-04180			Supplier	e-Smart Korea, Inc.
	Name of Company	BLUENTECH Co., Ltd.	Name of Representative	Hae Soo Cho
	Address	#210, Myungjipermata, 23-4, Mullae-dong 5-ga, Yeongdeungpo-gu, Seoul				Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
	Type of Business	Wholesale & Retail, Service	Items of Business	Communication Device and etc.		TEL.	02-2185-5887
						FAX.	02-2185-5889

Price : THREE HUNDRED MILLION WON (KRW 300,000,000)/VAT not included

NO	Name of Product	Specification	Unit	Quantity	Unit Price	Price
1	I AM Card	RF	EA	10,000	30,000	300,000,000

Total		300,000,000
Reference : 1. Date of Delivery : Negotiable

I swear that the attached translation is true to the original.

30. Jan., 2009

Signature	/s/ Chung Kyung Won

Registered No. 2009 - 215

Notarial Certificate

Chung, Kyung Won personally appeared before me confirmed that the attached translation is true to the original and subscribed his(her) name.

This is hereby attested on this 30 day of Jan., 2009 at this office.

Law & Notary Office Inc. Seoul-Jeil 642-19, Yeoksam-dong, Gangnam-ku, Seoul, Korea.

/s/ Jin Seob Kim
Attorney-at-Law

This office has been authorized by the Minister of Justice, the Republic of Korea , to act as Notary Public since Feb. 1th 2005, under Law NO. 2005-4.

Purchase Order

Cobalt Ray Co., Ltd.

TEL. 02-569-2227	January 29, 2009

Orderer	Taxpayer Identification Number	220-87-37887			Supplier	e-Smart Korea, Inc.
	Name of Company	Cobalt Ray Co., Ltd.	Name of Representative	Jung Hyun Cho
	Address	304 Center for Technical Assistance to Small & Medium Industries 100, Hanggong dae gil, Hwajeon-dong, Deogyang-gu, Goyang City, Gyeonggi-do, Korea				Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
	Type of Business	Service	Items of Business	Payment Service		TEL.	02-2185-5887
						FAX.	02-2185-5889

Price : SIX HUNDRED MILLION WON (KRW 600,000,000) / VAT not included

NO	Name of Product	Specification	Unit	Quantity	Unit Price	Price
1	Fingerprint Verification Type RF Card		EA	10,000	30,000	300,000,000
	Fingerprint Verification Type Combi Card		EA	10,000	30,000	300,000,000

Total		600,000,000
Reference : 1. Date of Delivery : Until August 31, 2009
	2. Terms of Payment : Cash, Credit Card

I swear that the attached translation is true to the original.

30. Jan., 2009

Signature	/s/ Chung Kyung Won

Registered No. 2009 - 217

Notarial Certificate

Chung, Kyung Won personally appeared before me confirmed that the attached translation is true to the original and subscribed his(her) name.

This is hereby attested on this 30 day of Jan., 2009 at this office.

Law & Notary Office Inc. Seoul-Jeil 642-19, Yeoksam-dong, Gangnam-ku, Seoul, Korea.

/s/ Jin Seob Kim
Attorney-at-Law

This office has been authorized by the Minister of Justice, the Republic of Korea, to act as Notary Public since Feb. 1th 2005, under Law NO. 2005-4.

Purchase Order

Harmonytech Co., Ltd.

TEL. 02-2626-8700	January 29, 2009

Orderer	Taxpayer Identification Number				Supplier	e-Smart Korea, Inc.
	Name of Company	Harmonytech Co., Ltd.	Name of Representative	Byung Ok Kim
	Address	429-1, NewT Castle 901, Gasan-dong, Geumcheon-gu, Seoul				Address	642-9 Yeoksam-Dong, Gangnam-Gu, Seoul
	Type of Business	Wholesale & Retail	Items of Business	SI, Data Processing		TEL.	02-2185-5887
						FAX.	02-2185-5889

Price : SIX HUNDERD MILLION WON (KRW 600,000,000) / VAT not included

NO	Name of Product	Specification	Unit	Quantity	Unit Price	Price
1	I AM RF Combi Card (New Sensor)		EA	20,000	30,000	600,000,000

Total		600,000,000
Reference : 1. Date of Delivery : Until August 31, 2009
	2. Term of Payment : Credit Card

I swear that the attached translation is true to the original.

30. Jan., 2009

Signature	/s/ Chung Kyung Won

Registered No. 2009 - 216

Notarial Certificate

Chung, Kyung Won personally appeared before me confirmed that the attached translation is true to the original and subscribed his(her) name.

This is hereby attested on this 30 day of Jan., 2009 at this office.

Law & Notary Office Inc. Seoul-Jeil 642-19, Yeoksam-dong, Gangnam-ku, Seoul, Korea.

/s/ Jin Seob Kim
Attorney-at-law

This office has been authorized by the Minister of Justice, the Republic of Korea, to act as Notary Public since Feb. 1th 2005, under Law NO. 2005-4.

Purchase order

U-Smart Tech, Inc.

TEL. 02-363-4389 FAX. 02-363-4388	January 30, 2009

Orderer	Taxpayer Identification Number				Supplier	e-Smart Korea, Inc.
	Name of Company	U-Smart Tech, Inc	Name of Representative	Jae Hong Woo
	Address	117, Hap-dong, Seodaemun-gu, Seoul				Address	642-9 Yeoksam-Dong, Gangnam-Gu,Seoul
	Type of Business		Items of Business			TEL.	02-2185-5887
						FAX.	02-2185-5889

Price : ONE BILLION SIX HUNDRED MILLION WON (KRW 1,600,000,000) / VAT not included

NO	Name of Product	Specification	Unit	Quantity	Unit Price	Price
1	I AM Card		EA	40,000	40,000	1,600,000,000

	- Flexible FP Sensor

	- USB MEM (1GB)

	- RF (Mifare) 13.56 Mhz

	- USB 2.0 Cable

Total		1,600,000,000
Reference : 1. Date of Delivery : Negotiable
2. Payment : Cash

I swear that the attached translation is true to the original.

30. Jan., 2009

Signature	/s/ Chung Kyung Won

Registered No. 2009 - 214

Notarial Certificate

Chung, Kyung Won personally appeared before me confirmed that the attached translation is true to the original and subscribed his(her) name.

This is hereby attested on this 30 day of Jan., 2009 at this office.

Law & Notary Office Inc. Seoul-Jeil 642-19, Yeoksam-dong, Gangnam-ku, Seoul, Korea.

/s/ Jin Seob Kim
Attorney-at-law

This office has been authorized by the Minister of Justice, the Republic of Korea, to act as Notary Public since Feb. 1th 2005, under Law NO. 2005-4.